Exhibit 10.9

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 22, 2018 (this “Amendment”), is entered into by and between ACCOLADE, INC., a Delaware corporation (“Borrower”), and ESCALATE CAPITAL PARTNERS SBIC III, LP, a Delaware limited partnership (the “Lender”).

RECITALS:

A.                                    Borrower and the Lender have previously entered into that certain Loan and Security Agreement dated as of January 30, 2017 (as may be amended, restated, supplemented, replaced, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined herein have the same meanings as in the Loan Agreement.

B.                                    The Borrower has requested and Lender has agreed to amend the definition of Minimum Eligible Monthly Recurring Revenue.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Amendments

1.1                               Definitions.

Effective as of the date hereof, the following definition is hereby amended and restated in its entirety as follows:

“Minimum Eligible Recurring Revenue” means (i) from the Closing Date to March 22, 2018 and for all periods from and after September 30, 2018, the product of (A) four (4) multiplied by (B) Eligible Monthly Recurring Revenue and (ii) from all periods from March 22, 2018 through and including September 29, 2018, the product of (A) five (5) multiplied by (B) Eligible Monthly Recurring Revenue

ARTICLE II

Conditions Precedent

2.1                               Amendment Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)                                 Amendment. The Lender shall have received this Amendment executed by the Borrower.

(b)                                 Corporate Proceedings. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and other legal matters incident thereto shall be satisfactory to the Lender.

(c)                                  No Default. After giving effect to this Amendment, no default or Event of Default shall have occurred and be continuing.

2.2                               Transaction Documents. Each Transaction Document shall be valid and binding and in full force and effect.

ARTICLE III

Ratifications, Representations and Warranties

3.1                               Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Loan Agreement, as amended hereby, is legal, valid, binding and enforceable in accordance with its terms.

3.2                               Representations and Warranties. Borrower hereby represents and warrants to the Lender that (a) the execution, delivery, and performance of this Amendment have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) after giving effect to this Amendment, no Default or Event of Default exists, and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Transaction Documents to which it is a party or it or its property is subject.

ARTICLE IV

Miscellaneous

4.1                               Transaction Document. This Amendment is a Transaction Document.

4.2                               Obligations. This Amendment is not intended as and shall not be construed as a release or novation of any Indebtedness.

4.3                               Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic transmission), all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

4.4                               GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL LAWS.

4.5                               ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.

4.6                               Prior Agreement. The Transaction Documents are hereby ratified and reaffirmed and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but no such document shall otherwise be affected or the rights therein impaired.

4.7                               Acknowledgment of Borrower. Borrower hereby acknowledges and agrees that: (a) Borrower does not have any defense, offset, or counterclaim with respect to the payment of any sum owed to the Lender, or with respect to the performance or observance of any warranty or covenant contained in the Transaction Documents; and (b) the Lender has performed all obligations and duties owed to the Borrower through the date hereof.

4.8                               Continuing Validity. Borrower understands and agrees that in entering into this Amendment, the Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Transaction Documents. Except as expressly modified pursuant to this Amendment, the terms of the Transaction Documents remain unchanged and in full force and effect. The Lender’s entering into this Amendment in no way shall obligate the Lender to make any future modifications to the Obligations. Nothing in this Amendment shall constitute a satisfaction of the Obligations. It is the intention of the Lender and Borrower to retain as liable parties all makers and endorsers of the Transaction Documents, unless the party is expressly released by the Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this Section 4.8 apply not only to this Amendment, but also to all subsequent amendments.

4.9                               Further Assurances. The parties hereto shall execute such other documents as may be reasonably necessary or as may be reasonably required, in the opinion of counsel to the Lender, to effect the transactions contemplated hereby and the liens and/or security interests of all other collateral instruments, as modified by this Amendment. Borrower also agrees to provide to the Lender such other documents and instruments as it reasonably may request in connection with the modification effected hereby.

4.10                        Enforceability. In the event the enforceability or validity of any portion of this Amendment, the Loan Agreement, or any of the other Transaction Documents is challenged or questioned, such provision shall be construed in accordance with, and shall be governed by, whichever applicable federal law or law of the State of Delaware would uphold or would enforce such challenged or questioned provision.

4.11                        JURY WAIVER; ARBITRATION. THE LENDER AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AMENDMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IF THIS JURY WAIVER IS FOR ANY REASON UNENFORCEABLE, THE PARTIES AGREE TO RESOLVE ALL CLAIMS, CAUSES AND DISPUTES THROUGH FINAL AND BINDING ARBITRATION TO BE HELD IN THE STATE OF DELAWARE IN ACCORDANCE WITH THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT HAVING JURISDICTION THEREOF.

The Remainder of This Page Is Intentionally Left Blank.

LENDER:

ESCALATE CAPITAL PARTNERS SBIC III, LP

By:	Escalate SBIC Capital Management III, LLC,
its general partner

By:	/s/ William A. Schell
Name:	William A. Schell
Title:	Manager

(Signature Page to First Amendment to Loan And Security Agreement)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first day above written.

BORROWER:

ACCOLADE, INC.

By:	/s/ Rajeev Singh
Name:	Rajeev Singh
Title:	Chief Executive Officer

(Signature Page to First Amendment to Loan And Security Agreement)